SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): Nov 18, 1997


                          ADEN ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)



         California                00-18140      87-0447215
(State or other jurisdiction of  (Commission   (I.R.S. Employer
incorporation or organization)     File No.)    Ident No.)


     2410 South 156th Circle, Suite 100, Omaha, Nebraska  68130
      (Address of principal executive offices)          (Zip Code)


                              (402) 334-5556)
           (Registrant s telephone number, including area code)

      Item 5.  Other Information

      On November 18, 1997, the Registrant announced it had entered into an agreement to acquire the intellectural property of Focused
      Energy International Incorporated which consists of intellectural property including trade names, business concepts and a plan. Separately, Aden Enterprises, Inc., has entered into agreements with former stockholders of Focused Energy
      International Incorporated and physicians and consultants in the industry through its wholly owned subsidiary, LightWaves Acquisition Corporation.

      See Agreement attached.

                      EXCHANGE AGREEMENT

               THIS EXCHANGE AGREEMENT (this
            Agreement ) is made and entered as of the 5th day of November, 1997, by and among Focused Energy
           International, Inc., a Delaware corporation ( FEII ),
           Lightwaves Acquisition Corporation, a Delaware corporation ( NEWCO ), Steven Goldstein
           ( Goldstein ) and each Participating FEII Minority
           Stockholder (as defined below).

               WHEREAS, each Participating FEII Minority
           Stockholder is a holder of capital stock of FEII;

               WHEREAS, NEWCO desires to acquire the
           holdings of each Participating FEII Minority
           Stockholder in FEII in exchange for shares of common stock of NEWCO;

               WHEREAS, FEII desires to redeem, and
           NEWCO desires to tender to FEII, the shares of capital stock of FEII held by NEWCO as a result of such exchange;

               WHEREAS, inasmuch as FEII presently has
           no tangible assets with which to effect such a redemption, Goldstein, the controlling person of FEII, wishes to repay certain indebtedness owed FEII under the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of
           the premises and the mutual promises and covenants set forth herein, the parties agree as follows:

               1.   Each Participating FEII Minority
           Stockholder severally agrees, subject to the terms and conditions of this Agreement,

               a.   to transfer to NEWCO on the Closing
                               Date all shares of FEII Capital Stock
                               owned by it (but not less than all such
                               shares) in exchange for each share of
                               FEII Capital Stock one-half of one
                               share of NEWCO Common Stock .

               b.   to deliver to the Escrow Agent, not
                               later than one Business Day
                               immediately preceding the Closing
                               Date, a certificate or certificates
                               representing the number of shares of
                               FEII Capital Stock owned of record by
                               such Stockholder, each endorsed in
                               blank, or accompanied by stock
                               powers endorsed in blank.  Such
                               certificates and stock powers shall be
                               held by the Escrow Agent as provided
                               in Section 5 hereof.

               2.   NEWCO shall deliver to the Escrow
           Agent, not later than one Business Day immediately preceding the Closing Date, duly executed certificates representing the securities to be issued by NEWCO in connection with Section 1 hereof in the name of each Participating FEII Minority Stockholder.

               3.   Goldstein shall pay FEII the sum of
           $120,000, which shall be used to redeem the FEII capital stock acquired by NEWCO hereunder, payable as follows:

               a.   Not later than one Business Day
                               immediately preceding the Closing
                               Date, Goldstein shall cause to be
                               deposited with the Escrow Agent the
                               sum of $60,000 in immediately
                               available funds (the  Initial Payment ).
                               At the Closing, the Escrow Agent shall
                               disburse the Initial Payment to
                               NEWCO.  The Initial Payment may be
                               made by check or wire transfer to such
                               account or accounts as the Escrow
                               Agent shall designate in writing.
                               Pending the Closing, Escrow Agent
                               may deposit the Initial Payment into
                               any federally insured checking or
                               money market account maintained by
                               Escrow Agent with any national or
                               state financial institution.

               b.   Not later than June 1, 1998, Goldstein
                               shall cause to be paid to NEWCO on
                               behalf of FEII the sum of $60,000 in
                               immediately available funds (the  Final
                               Payment ).  The Final Payment may be
                               made by check or wire transfer to such
                               account or accounts as NEWCO shall
                               designate in writing.

               4.   Each Participating FEII Minority
           Stockholder covenants and agrees as follows:

               a.   Each Participating FEII Minority
                               Stockholder irrevocably constitutes
                               and appoints NEWCO (and each of its
                               officers and employees) as his, her or
                               its true and lawful attorney-in-fact with full power and authority in his, her or its name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the obligations of such Participating FEII Minority Stockholder under this Agreement, including without limitation all instructions to the
                               Escrow Agent contemplated in Section
                               5 hereof or extending the Closing Date
                               as contemplated in Section 9 hereof.

               b.   The appointment set forth in the
                               previous paragraph shall be deemed to
                               be a power coupled with an interest
                               which shall survive the bankruptcy,
                               death, adjudication of incompetence or
                               insanity, or dissolution of any
                               Participating FEII Minority
                               Stockholder.

               5.   The rights and duties of the Escrow
           Agent shall be as follows:

               a.   Escrow Agent shall hold the Escrow
                               Deposit pending the Closing.  Upon
                               receipt of written notification from
                               each of the parties that the Closing is
                               being held, Escrow Agent shall deliver
                               the Escrow Deposit in accordance with
                               this Agreement.  Upon receipt of
                               written instructions from each of the
                               parties that the Closing will not be
                               held, Escrow Agent shall deliver the
                               Escrow Deposit to the respective party
                               which contributed to the Escrow
                               Deposit pursuant to this Agreement.

               b.   In the event of any dispute among the
                               parties regarding the delivery of the
                               Escrow Deposit or in the event that
                               Escrow Agent shall receive conflicting
                               demands or instructions with respect
                               thereto, Escrow Agent may withhold
                               such delivery until such dispute is
                               resolved.  Alternatively, Escrow Agent
                               shall be entitled to deposit the Escrow
                               Deposit into a court of general
                               jurisdiction in Douglas County,
                               Nebraska, and to interplead all of the
                               parties hereto in connection therewith.
                               Each of the parties hereto hereby
                               consent to the jurisdiction of such
                               court in connection with any such
                               dispute.

               c.   Escrow Agent may act in reliance upon
                               any writing or instrument or signature
                               that it in good faith believes to be
                               genuine, may assume the validity and
                               accuracy of any statement or assertion
                               contained in such a writing or
                               instrument and may assume that any
                               person purporting to give any writing,
                               notice, advice or instructions in
                               connection with the provisions hereof
                               has been duly authorized to do so.
                               Escrow Agent shall not be liable in any
                               manner for the sufficiency of or
                               corrections as to form, manner,
                               execution, or validity of any instrument presented to it, nor as to the identity, authority, or right of any person executing the same. Escrow Agent s duties hereunder shall be limited to the safekeeping of deposits received by it as Escrow Agent and for the disposition of the same in accordance with the written instruments accepted by it as the Escrow Agent.

               d.   Escrow Agent may consult with
                               counsel of its own choice and shall
                               have full and complete authorization
                               and protection for any action taken or
                               suffered by it hereunder in good faith
                               and in accordance with the opinion of
                               such counsel.  Escrow Agent shall
                               otherwise not be liable for any
                               mistakes of fact or error of judgment,
                               or for any acts or omissions of any
                               kind unless caused by its willful
                               misconduct or gross negligence.  Each
                               of the parties jointly and severally
                               indemnify and hold Escrow Agent
                               harmless from and against all
                               reasonable costs, claims and expenses,
                               including reasonable attorneys  fees,
                               incurred in connection with the
                               performance by Escrow Agent of its
                               duties hereunder except for any
                               damage, liability or loss resulting from the gross negligence or willful misconduct of Escrow Agent or any of its officers or employees.

               e.   Escrow Agent may resign upon thirty
                               (30) days written notice to the parties hereto. If a successor Escrow Agent is not appointed by mutual agreement of FEII and NEWCO within this thirty-day period, Escrow Agent may petition any court of competent jurisdiction to name a successor.

               6.   On the Closing Date, the Escrow
           Agent shall deliver to each Participating FEII
           Minority Stockholder a stock certificate representing the NEWCO Common Stock to be delivered to such Stockholder pursuant to Section 1 hereof.

               7.   The obligations of FEII and Goldstein
           to consummate the transactions under this Agreement hereof shall be subject to FEII and Goldstein having obtained on terms and conditions satisfactory to each of them releases of liability from certain creditors of, or holders of claims against, FEII (other than each Participating FEII Minority Stockholder).

               8.   The obligations of each Participating
           FEII Minority Stockholder is subject to execution and delivery with the Escrow Agent by the Goldstein
           Family Trust not less than one Business Day immediately preceding the Closing Date of a guarantee in substantially the form of Exhibit A hereto.

               9.   The closing of the transactions
           contemplated herein (the Closing ) shall take place at the offices of Escrow Agent, commencing at 9:00 a.m. local time on November 10, 1997, or at such other time and date as the parties may mutually agree (the Closing Date ).

               10.  Effective as of the Closing Date,

               a.   Each Participating FEII Minority
                               Stockholder, on behalf of itself and
                               each of its Related Persons, hereby
                               releases and forever discharges FEII
                               and each of its past, present and future
                               Related Persons (individually, a
                                Releasee  and collectively,
                                Releasees ) from any and all claims,
                               demands, proceedings, causes of
                               action, orders, obligations, contracts,
                               agreements, debts and liabilities
                               whatsoever, whether known or
                               unknown, suspected or unsuspected,
                               both at law and in equity, which each
                               Participating FEII Minority
                               Stockholder or any of its respective
                               Related Persons now has, have ever
                               had or may hereafter have against the
                               respective Releasees arising
                               contemporaneously with or prior to
                               the Closing Date or on account of or
                               arising out of any matter, cause or
                               event occurring contemporaneously
                               with or prior to the Closing Date,
                               whether sounding in contract, tort or
                               otherwise, and whether or not relating
                               to claims pending on or asserted after
                               the Closing Date, including, without
                               limitation, any claims pertaining to the purchase or acquisition of FEII Capital Stock.

               b.   Each Participating FEII Minority
                               Stockholder hereby irrevocably
                               covenants to refrain from, directly or
                               indirectly, asserting any claim or
                               demand, or commencing, instituting or
                               causing to be commenced, any
                               proceeding of any kind against any
                               Releasee, based upon any matter
                               purported to be released hereby.

               c.   Without in any way limiting any of the
                               rights and remedies otherwise available
                               to any Releasee, Each Participating
                               FEII Minority Stockholder shall
                               indemnify and hold harmless each
                               Releasee from and against all loss,
                               liability, claim, damage (including
                               incidental and consequential damages)
                               or expense (including costs of
                               investigation and defense and
                               reasonable attorney s fees) whether or
                               not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of each Participating FEII Minority Stockholder or any of its Related Persons of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of each Participating FEII Minority Stockholder or any of its Related
                               Persons against such third party of any
                               claims or other matters purported to be
                               released pursuant to this Release.

               11.  For purposes of this Agreement, the
           following terms have the meanings set forth in this
           Section 11:

               a.    Business Day  means any day on
                               which commercial banks are not
                               authorized or required to close in
                               Omaha, Nebraska.

               b.    Escrow Agent  means ATI Title
                               Company, with offices at 314 So.  19th
                               Street, Omaha, Nebraska 68102.

               c.    Escrow Deposit  means the Initial
                               Payment and the certificates
                               representing shares of FEII Capital
                               Stock and other documents deposited
                               with the Escrow Agent pursuant to the
                               provisions of this Agreement.

               d.    Family  with respect to an individual
                               includes (i) the individual, (ii) the
                               individual s spouse and former
                               spouses, (iii) any other natural person
                               who is related to the individual or the
                               individual s spouse within the second
                               degree, and (iv) any other natural
                               person who resides with such
                               individual.

               e.    FEII Capital Stock  means shares of
                               capital stock of any class of FEII.

               f.    Material Interest  means direct or
                               indirect beneficial ownership (as
                               defined in Rule 13d-3 under the
                               Securities Exchange Act of 1934) of
                               voting securities or other voting
                               interests representing at least five
                               percent (5%) of the outstanding voting
                               power of a Person or equity securities
                               or other equity interests representing at least five percent (5%) of the outstanding equity securities or equity interests in a Person.

               g.    NEWCO Common Stock  means the
                               Common Stock of NEWCO, par value
                               $0.01  per share.

               h.    Participating FEII Minority
                               Stockholder  means each Person listed
                               on Schedule  1  hereto.

               i.    Person  means any individual,
                               corporation (including any nonprofit
                               corporation), general or limited
                               partnership, limited liability company,
                               joint venture, estate, trust, association, organization, labor union, or other entity.

               j.    Related Person  means:

                    i.   With respect to a particular
                                    individual,

                         (A)  each other member of
                                         such individual s
                                         Family;

                         (B)  any Person that is
                                         directly or indirectly
                                         controlled by such
                                         individual or one or
                                         more members of such
                                         individual s Family;

                         (C)  any Person in which
                                         such individual or
                                         members of such
                                         individual s Family hold
                                         (individually or in the
                                         aggregate) a Material
                                         Interest;

                         (D)  any Person with respect
                                         to which such
                                         individual or one or
                                         more members of such
                                         individual s Family
                                         serves as a director,
                                         officer, partner,
                                         executor, or trustee (or
                                         in a similar capacity);
                                         and,

                         (E)  any heir, executor,
                                         administrator or assign
                                         of such individual.

                    ii.  With respect to a specified
                                    Person other than an individual,

                         (A)  any Person that directly
                                         or indirectly controls, is
                                         directly or indirectly
                                         controlled by, or is
                                         directly or indirectly
                                         under common control
                                         with such specified
                                         Person;

                         (B)  any Person that holds a
                                         Material Interest in
                                         such specified Person;

                         (C)  each Person that serves
                                         as a director, officer,
                                         partner, employee,
                                         agent, representative,
                                         consultant, attorney,
                                         adviser, counselor,
                                         executor, or trustee of
                                         such specified Person
                                         (or in a similar
                                         capacity);

                         (D)  any Person in which
                                         such specified Person
                                         holds a Material
                                         Interest;

                         (E)  any Person with respect
                                         to which such specified
                                         Person serves as a
                                         general partner or a
                                         trustee (or in a similar
                                         capacity);

                         (F)  any Related Person of
                                         any individual described
                                         in clause (B) or (C);
                                         and,

                         (G)  any successor or assign
                                         of such specified
                                         Person.

               12.  The parties and their respective
           attorneys represent and agree that they will keep each and every term of this Agreement confidential and neither party nor their respective attorneys, agents, or representatives will publish, publicize, or disseminate or cause to be published, publicized or disseminated in any manner, information relating to the substance or contents of this Agreement to any Person or Persons except as may be required by law or necessary to effect compliance with law.

               13.  NEWCO represents and warrants to
           each of the other parties as follows:

               a.   NEWCO is a corporation duly
                               incorporated, validly existing and in
                               good standing under the laws of
                               Delaware.  NEWCO has corporate
                               power to make and perform this
                               Agreement.

               b.   The making and performance by
                               NEWCO of this Agreement has been
                               duly authorized by all necessary
                               corporate action and does not and will
                               not violate any provision of law or of
                               the certificate of incorporation or by-
                               laws of NEWCO or result in a breach
                               of, or constitute a default under, or
                               require any consent or result in the
                               creation of any lien upon any property
                               or assets of NEWCO.

               c.   This Agreement constitutes the legal,
                               valid and binding obligation of
                               NEWCO, enforceable in accordance
                               with its terms, except as the
                               enforceability thereof may be limited
                               by applicable bankruptcy, insolvency,
                               reorganization, moratorium or similar
                               laws affecting creditors  rights
                               generally, and subject to the
                               application of general principles of
                               equity.

               d.   NEWCO has all requisite power and
                               authority to issue to each of the
                               Participating FEII Minority
                               Stockholders the securities to be
                               issued by NEWCO pursuant to this
                               Agreement, and NEWCO has all
                               requisite power and authority to
                               deliver such securities in accordance
                               with the terms of this Agreement.

               14.  Each of the Participating FEII
           Minority Stockholders represents and warrants to FEII and NEWCO as follows:

               a.   Such Participating FEII Minority
                               Stockholder is the record owner, free
                               and clear of all liens and
                               encumbrances, of the number of shares
                               of FEII Capital Stock set forth beside
                               its name on Schedule  1  hereto.

               b.   The making and performance of such
                               Participating FEII Minority
                               Stockholder of this Agreement has
                               been duly authorized by all necessary
                               organizational action of the
                               Stockholder and do not and will not
                               violate any provision of law or of the
                               organizational documents of such
                               Stockholder or result in a breach of, or constitute a default under, or require any consent pursuant to, any agreement or other instrument to which such Stockholder is a party or by which such Stockholder or its properties may be bound or affected.

               c.   Such Participating FEII Minority
                               Stockholder has been afforded the
                               opportunity to obtain and review from
                               NEWCO such documents and
                               information concerning NEWCO and
                               the transactions contemplated herein,
                               and to ask questions and receive
                               answers concerning NEWCO and the
                               transactions contemplated herein, and
                               such other matters as it has deemed
                               necessary or appropriate in making its
                               own evaluation of NEWCO and the
                               transactions contemplated herein.

               d.   Such Participating FEII Minority
                               Stockholder acknowledges that it has
                               not relied in any respect upon any
                               representations, express or implied, by
                               FEII or any Related Person of FEII
                               (unless such Person is also a Related
                               Person of NEWCO) in connection
                               with the merits and risks of investing in NEWCO pursuant to the terms and provisions of this Agreement.

               e.   Such Participating FEII Minority
                               Stockholder acknowledges that

                    i.   NEWCO is a newly organized
                                    corporation which has no
                                    operating history nor any
                                    material tangible assets except
                                    as contemplated in this
                                    Agreement;

                    ii.  NEWCO s success will depend
                                    in part on its ability to deal
                                    with the problems, expenses,
                                    and delays frequently
                                    associated with establishing a
                                    new business venture;

                    iii. future losses are likely before
                                    NEWCO s operations may
                                    become profitable; and,

                    iv.  there is no assurance that
                                    NEWCO s operations will
                                    prove profitable.

               f.   Such Participating FEII Minority
                               Stockholder is acquiring the shares of
                               NEWCO Common Stock for its own
                               account for investment and not with a
                               view to the distribution thereof or with any present intention of distributing or selling any portion thereof.

               g.   Such Participating FEII Minority
                               Stockholder acknowledges that the
                               shares of NEWCO Common Stock to
                               be acquired by it hereunder are illiquid and have not been registered under the Securities Act of 1933, as amended, and acknowledges and agrees that they may be resold (which resale is not presently contemplated) only if registered pursuant to the provisions of such Act or if an exemption from registration is not available, or under circumstances where neither such registration nor such an exemption is required by law, and that such shares will bear a written legend to such effect.

               15.  This Agreement constitutes the entire
           agreement between the parties and supersedes any prior understandings, agreements, or representations among the parties, written or oral, to the extent they related in any way to the subject matter hereof. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the parties.

               16.  Each of the parties will bear its own
           costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated herein; provided, however, that FEII shall be obligated to pay the fees and expenses of the Escrow Agent.

               17. The schedules and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

               18.  Any term or provision of this
           Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

               19.  This Agreement shall not confer any
           rights or remedies upon any Person other than the parties, Related Persons of each of the parties, and their respective successors and assigns.

               20.  This Agreement shall be governed by
           and construed in accordance with the domestic laws of the State of Nebraska without giving effect to any choice or conflict of law provision or rule (whether of the State of Nebraska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nebraska.

               IN WITNESS WHEREOF, the parties hereto
           have executed this Agreement as of the day and year first above written.




           LIGHTWAVES
           ACQUISITION
           CORPORATION


           By:
           FOCUSED ENERGY
           INTERNATIONAL,
           INC.


           By:






               STEVEN GOLDSTEIN




               The undersigned hereby accepts the foregoing appointment as Escrow Agent and agrees to be bound by the terms and conditions of this Agreement as of this ___ day of ________, 1997.






           ATI TITLE COMPANY


           By:

     SIGNATURE PAGE OF PARTICIPATING FEII
           MINORITY STOCKHOLDER







             Authorized Signature



           Printed Name of Stockholder



            Title (if applicable)



           Social Security No.  or Federal Tax I.D. No.